                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  March 20, 2003

                            GS Mortgage Securities Corp.,
             (as depositor, Litton Loan Servicing LP, as Servicer,
                NC Capital Corporation as Responsible Party,
             and Deutsche Bank National Trust Company, as Trustee).

            GS MORTGAGE SEC CORP MORT PASS THR CERT SER 2003-NC1
            (Exact name of Registrant as specified in its Charter)

                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-100818-04                          13-6357101
          (Commission File Number)        (I.R.S. Employer Identification No.)

               85 Broad Street
               New York, New York                        10004
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (212) 902-1000

     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of
     March 20, 2003.

                                     SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely
                                  as a duly authorized agent of the Registrant
                                  pursuant to the Pooling and Servicing
                                  Agreement, dated as of February 1,2003.

          Date:  Apr 01, 2003               By:  /s/ David Co
                                            David Co
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders
          dated as of March 20, 2003.

	GSAMP Trust 2003-NC1
	Mortgage Pass-Through Certificates

	March 20, 2003 Distribution

	Contents

		TABLE OF CONTENTS

							Page

		1.	Contents				1
		2.	Certificate Payment Report				2
		3.	Collection Account Report				6
		4.	Credit Enhancement Report				9
		5.	Collateral Report				10
		6.	Delinquency Report				13
		7.	REO Report				16
		8.	Foreclosure Report				17
		9.	Prepayment Report				18
		10.	Prepayment Detail Report				21
		11.	Realized Loss Report				22
		12.	Realized Loss Detail Report				25
		13.	Triggers, Adj. Rate Cert. and Miscellaneous Report				26
		14.	Other Related Information				27
		15.	Additional Certificate Report				28

			Total Number of Pages				28

		CONTACTS

			Administrator: Valerie M Delgado
			Direct Phone Number: (714)247-6273
			Address: Deutsche Bank
			1761 E. St. Andrew Place, Santa Ana, CA 92705

			Web Site: https://www.corporatetrust.db.com/invr
			Factor Information: (800) 735-7777
			Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:	Goldman Sachs Mortgage Securities					Cut-Off Date: February 1, 2003
	Certificate Insurer(s):						Closing Date: February 27, 2003
							First Payment Date: March 20, 2003
	Servicer(s):	Litton Loan Servicing Master Servicer

							Distribution Date: March 20, 2003
	Underwriter(s):	Goldman, Sachs & Co. Lead Underwriter					Record Date: March 19, 2003
		Banc One Capital Markets Underwriter					February 28, 2003

					Page 1 of 28					© COPYRIGHT 2003 Deutsche Bank
	GSAMP Trust 2003-NC1
	Mortgage Pass-Through Certificates
	UPPER TIER REMIC
	Certificate Payment Report for March 20, 2003 Distribution

	Distribution in Dollars - Current Period
				Prior						Current
	Class	Original		Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Losses	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	FLT,STEP	90,637,000.00		90,637,000.00	92,393.09	329,979.46	422,372.55	-	-	90,307,020.54
A-2A	FLT,STEP	64,437,000.00		64,437,000.00	58,543.70	75,422.93	133,966.63	-	-	64,361,577.07
A-2B	FLT,STEP	25,546,000.00		25,546,000.00	28,127.21	-	28,127.21	-	-	25,546,000.00
M-1	MEZ,FLT	12,335,000.00		12,335,000.00	15,883.88	-	15,883.88	-	-	12,335,000.00
M-2	MEZ,FLT	10,794,000.00		10,794,000.00	20,070.09	-	20,070.09	-	-	10,794,000.00
M-3	771,000.00			771,000.00	1,366.12	-	1,366.12	-	-	771,000.00
B-1	9,141,000.00			9,141,000.00	16,196.71	-	16,196.71	-	-	9,141,000.00
B-2	2,753,000.00			2,753,000.00	4,877.97	-	4,877.97	-	-	2,753,000.00
X INT	3,855,319.00			3,855,319.00	1,000,500.62	605.97	1,001,106.59	-	-	3,854,713.03
R-1	-			-	-	-	-	-	-	-

Total	220,269,319.00			220,269,319.00	1,237,959.39	406,008.36	1,643,967.75	-	-	219,863,310.64

	Interest Accrual Detail			Current Period Factor Information per $1,000 of Original Face
					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
						(1)	(2)	(3)	(4)=(2)+(3)	(5)

A-1	02/27/03	03/19/03	A-Act/360	36228FLV6	90,637,000.00	1,000.000000	1.019375	3.640671	4.660046	996.359329
A-2A	02/27/03	03/19/03	A-Act/360	36228FLW4	64,437,000.00	1,000.000000	0.908542	1.170491	2.079033	998.829509
A-2B	02/27/03	03/19/03	A-Act/360	36228FLZ7	25,546,000.00	1,000.000000	1.101042	-	1.101042	1,000.000000
M-1	02/27/03	03/19/03	A-Act/360	36228FLX2	12,335,000.00	1,000.000000	1.287708	-	1.287708	1,000.000000
M-2	02/27/03	03/19/03	A-Act/360	36228FLY0	10,794,000.00	1,000.000000	1.859375	-	1.859375	1,000.000000
M-3	02/27/03	03/19/03	A-Act/360	36228FMA1	771,000.00	1,000.000000	1.771881	-	1.771881	1,000.000000
B-1	02/27/03	03/19/03	A-Act/360	36228FMB9	9,141,000.00	1,000.000000	1.771875	-	1.771875	1,000.000000
B-2	02/27/03	03/19/03	A-Act/360	36228FMC7	2,753,000.00	1,000.000000	1.771874	-	1.771874	1,000.000000
X INT			-		224,124,638.00	1,000.000000	4.464037	0.002704	4.466740	998.185767
R-1			-	36228FMF0	-	-	-	-	-	-

						Page 2 of 28				© COPYRIGHT 2003 Deutsche Bank
	GSAMP Trust 2003-NC1
	Mortgage Pass-Through Certificates
	UPPER TIER REMIC
	Certificate Payment Report for March 20, 2003 Distribution

	Distribution in Dollars - to Date
										Current
	Original			Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value	Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)	(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A-1	90,637,000.00	92,393.09		247,759.94	82,219.52	329,979.46	422,372.55	-	-	90,307,020.54
A-2A	64,437,000.00	58,543.70		(13,286.21)	88,709.14	75,422.93	133,966.63	-	-	64,361,577.07
A-2B	25,546,000.00	28,127.21		-	-	-	28,127.21	-	-	25,546,000.00
M-1	12,335,000.00	15,883.88		-	-	-	15,883.88	-	-	12,335,000.00
M-2	10,794,000.00	20,070.09		-	-	-	20,070.09	-	-	10,794,000.00
M-3	771,000.00	1,366.12		-	-	-	1,366.12	-	-	771,000.00
B-1	9,141,000.00	16,196.71		-	-	-	16,196.71	-	-	9,141,000.00
B-2	2,753,000.00	4,877.97		-	-	-	4,877.97	-	-	2,753,000.00
X INT	3,855,319.00	1,000,500.62		605.97	-	605.97	1,001,106.59	-	-	3,854,713.03
R-1	-	-		-	-	-	-	-	-	-

Total	220,269,319.00	1,237,959.39		235,079.70	170,928.66	406,008.36	1,643,967.75	-	-	219,863,310.64

	Interest Detail
	Pass-	Prior Principal			Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)		Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance		Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
				(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A-1	1.74750%	90,637,000.00		92,393.09	-	-	-	92,393.09	92,393.09	-
A-2A	1.55750%	64,437,000.00		58,543.70	-	-	-	58,543.70	58,543.70	-
A-2B	1.88750%	25,546,000.00		28,127.21	-	-	-	28,127.21	28,127.21	-
M-1	2.20750%	12,335,000.00		15,883.88	-	-	-	15,883.88	15,883.88	-
M-2	3.18750%	10,794,000.00		20,070.09	-	-	-	20,070.09	20,070.09	-
M-3	3.03750%	771,000.00		1,366.12	-	-	-	1,366.12	1,366.12	-
B-1	3.03750%	9,141,000.00		16,196.71	-	-	-	16,196.71	16,196.71	-
B-2	3.03750%	2,753,000.00		4,877.97	-	-	-	4,877.97	4,877.97	-
X INT	224,124,638.00			1,000,500.63	-	-	-	1,000,500.63	1,000,500.62	-
R-1	-			-	-	-	-	-	-	-

Total	440,538,638.00			1,237,959.40	-	-	-	1,237,959.40	1,237,959.39	-

						Page 3 of 28				© COPYRIGHT 2003 Deutsche Bank
	GSAMP Trust 2003-NC1
	Mortgage Pass-Through Certificates
	CLASS X REMIC
	Certificate Payment Report for March 20, 2003 Distribution

	Distribution in Dollars - Current Period
				Prior						Current
	Class	Original		Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value		Balance	Interest	Principal	Distribution	Losses	Interest	Balance
				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

N	SUB	14,230,000.00		14,230,000.00	97,831.25	908,230.96	1,006,062.21	-	-	13,321,769.04
X	SUB	-		-	-	-	-	-	-	-
R-2	-			-	-	-	-	-	-	-

Total	14,230,000.00			14,230,000.00	97,831.25	908,230.96	1,006,062.21	-	-	13,321,769.04

	Interest Accrual Detail			Current Period Factor Information per $1,000 of Original Face
					Orig. Principal	Prior				Current
	Period	Period			(with Notional)	Principal			Total	Principal
Class	Starting	Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
						(1)	(2)	(3)	(4)=(2)+(3)	(5)

N	02/01/03	02/28/03	F-30/360	36228FME3	14,230,000.00	1,000.000000	6.875000	63.825085	70.700085	936.174915
X			-	36228FMD5	-	-	-	-	-	-
R-2			-	36228FMG8	-	-	-	-	-	-